UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended December 31, 2004

Item 1. Report to Stockholders.

Calvert
Investments that make a difference(R)

December 31, 2004
Annual Report
Calvert First Government
Money Market Fund

Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
5

Report of Independent Registered Public Accounting Firm
7

Statement of Net Assets
8

Statement of Operations
10

Statements of Changes in Net Assets
11

Notes to Financial Statements
13

Financial Highlights
17

Explanation of Financial Tables
21

Proxy Voting and Availability of Quarterly Portfolio Holdings
23

Trustee and Officer Information Table
24

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholders:

Through the reporting year ended December 31, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

The Federal Reserve's five increases in the Fed funds rate during 2004 were the most in a decade, but the result was a historically still-low 2.25% at the end of the year. With these moves, the Fed was attempting to support sustained economic growth while keeping inflation in check.

Other concerns affecting the economy and fixed-income markets included improving but still-slow job growth, high levels of household debt, a weakening dollar, large current account deficits and U.S. budget deficits.

Of course, the increase in short-term interest rates caused money market rates to rise as well. But longer interest rates rose in response to on high oil prices, which tend to act as a tax on consumers and therefore a drag on economic growth. So despite the third-busiest year ever for municipal bond issuance,1 long-term municipal bond yields stayed about the same. These varying influences were reflected across the results seen in our bond and money market portfolios.

Calvert News

Calvert continued our leadership in investment management excellence and corporate responsibility over the past year. I'm pleased to report that Calvert Asset Management Company (CAMCO), the team which manages the fixed income and money market funds, was featured in a number of leading financial publications during the year, including Kiplinger's, SmartMoney, and Bloomberg Magazine.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

A Long-Term Perspective

In managing our funds, Calvert emphasizes a long-term approach and outlook, favoring fundamentally strong investments, diversified portfolios, and a disciplined process. We recommend the same approach to our shareholders. As always, we encourage investors to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments.

Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2005

1. Source: The Bond Buyer and Thompson Financial Securities Data.

Portfolio Managers

James B. O'Boyle

Thomas A. Dailey

Fund Information asset allocation taxable money market NASDAQ symbol FVRXX CUSIP number 131577-10-8

Calvert First Government Money Market Fund

Performance

For the 12-month reporting period ended December 31, 2004, Calvert First Government Money Market Fund's Class O shares returned 0.66%, versus 0.63% for our benchmark, the Lipper U.S. Government Money Market Funds Average.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Money-market rates rose in step with the target Fed funds rate.

Portfolio Strategy

During the first half of the year, we focused our purchases on the short-term end of the money-market yield curve and held on to higher-yielding, longer-term securities. In addition, we purchased variable-rate securities, which reset quickly when the Fed begins to raise rates, positioning the Fund to take advantage of rising money market rates. We continued this strategy during the second half of the year, maintaining a short average-days-to-maturity, which should benefit the Fund if the FOMC continues to raise short-term rates, as anticipated.

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e. neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. We believe continued Fed rate hikes mean money-market investors should experience higher returns. Our current policy of maintaining a short average-days-to-maturity strategy positions the Fund to benefit if the FOMC continues to raise short-term interest rates, as anticipated.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Investment Allocation

(% of Total Investments)

Taxable Variable Rate
Demand Notes	49.2%

U.S. Government
Agencies and
Instrumentalities	43.7%

Repurchase Agreements	7.1%

Total	100%

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B or C shares would be different. Past performance is no guarantee of future results.

Portfolio

statistics

weighted
average maturity
12.31.04	32 days
12.31.03	65 days

Class O
average annual
total return

as of 12.31.04
1 year	0.66%
5 year	2.29%
10 year	3.57%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04
Class O
Actual	$1,000.00	$1,004.97	$3.84
Hypothetical	$1,000.00	$1,021.31	$3.87
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$1,000.20	$8.41
Hypothetical	$1,000.00	$1,016.73	$8.48
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$1,000.20	$8.50
Hypothetical	$1,000.00	$1,016.63	$8.57
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.76%, 1.67% and 1.69% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Trustees of First Variable Rate Fund for Government Income and

Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of Calvert First Government Money Market Fund (the "Fund"), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 18, 2005

Statement of Net Assets
December 31, 2004

	Principal
Taxable Variable Rate Demand Notes - 49.3%	Amount	Value
Overseas Private Investment Corp., 2.40%, 11/15/13,
GA: U.S. Government (r)	$16,744,186	$16,744,186
Post Apartment Homes LP, 2.42%, 7/15/29,
CA: Fannie Mae (r)	36,725,000	36,725,000
Rural Electric Coop Grantor Trust Certificates, 2.42%, 12/15/17,
TOA: JP Morgan Chase Bank (r)	36,430,000	36,430,000

Total Taxable Variable Rate Demand Notes (Cost $89,899,186)		89,899,186

U.S. Government Agencies
and Instrumentalities - 43.7%
Fannie Mae:
1.375%, 2/18/05	5,000,000	5,000,000
2.288%, 4/15/05 (r)	5,000,000	4,999,339
Fannie Mae Discount Notes:
2/2/05	10,000,000	9,980,356
2/7/05	10,000,000	9,976,464
6/16/05	2,000,000	1,979,711
Federal Farm Credit Bank:
2.269%, 6/10/05 (r)	5,000,000	5,000,000
2.231%, 10/4/06 (r)	5,000,000	4,997,113
Federal Farm Credit Bank Discount Notes, 8/16/05	1,000,000	986,947
Federal Home Loan Bank:
1.30%, 2/23/05	1,000,000	1,000,000
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,500,000	2,500,000
1.30%, 4/27/05	5,000,000	5,000,000
1.56%, 5/13/05	2,000,000	2,000,000
1.55%, 5/23/05	1,000,000	1,000,000
2.307%, 9/16/05 (r)	5,000,000	4,998,838
Federal Home Loan Bank Discount Notes, 1/28/05	6,049,000	6,039,155
Freddie Mac, 2.00%, 10/7/05 (r)	4,000,000	4,000,773
Freddie Mac Discount Notes:
3/28/05	1,000,000	995,509
6/30/05	5,000,000	4,952,000
12/13/05	2,000,000	1,945,505

Total U.S. Government Agencies
and Instrumentalities (Cost $79,851,710)		79,851,710

See notes to financial statements.

	Principal
Repurchase Agreements - 7.1%	Amount	Value
State Street Bank, 0.75%, dated 12/31/04, due 1/03/05
(Repurchase proceeds $13,000,813)
(Collateral: $13,390,509 U.S. Treasury Bills, 8.875%, 2/15/19)	$13,000,000	$13,000,000
Total Repurchase Agreements (Cost $13,000,000)		13,000,000

TOTAL INVESTMENTS (Cost $182,750,896) - 100.1%		182,750,896
Other assets and liabilities, net - (0.1%)		(167,726)
Net Assets - 100%		$182,583,170

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized
Class O: 178,214,026 shares outstanding		$178,203,477
Class B: 2,861,621 shares outstanding		2,866,099
Class C: 1,506,197 shares outstanding		1,508,501
Undistributed net investment income		6,442
Accumulated net realized gain (loss) on investments		(1,349)

Net Assets		$182,583,170

Net Asset Value Per Share
Class O (based on net assets of $178,214,535)		$1.00
Class B (based on net assets of $2,862,190)		$1.00
Class C (based on net assets of $1,506,445)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:
CA: Collateral Agreement
GA: Guaranty Agreement
LP: Limited Partnership
TOA: Tender Option Agreement

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2004

Net Investment Income

Investment Income:

Interest income	$2,667,122

Expenses:
Investment advisory fee	467,788
Transfer agency fees and expenses	313,363
Distribution plan expenses:
Class B	31,836
Class C	14,052
Trustees' fees and expenses	11,038
Accounting fees	41,076
Administrative fees:
Class O	456,334
Class B	7,959
Class C	3,513
Custodian fees	20,962
Registration fees	52,845
Reports to shareholders	67,866
Professional fees	19,285
Miscellaneous	20,974
Total expenses	1,528,891
Reimbursement from Advisor:
Class B	(28,063)
Class C	(17,866)
Fees waived:
Class O	(3,651)
Class B	(64)
Class C	(28)
Fees paid indirectly	(7,683)
Net expenses	1,471,536

Net Investment Income	1,195,586

Realized Gain (Loss)
Net realized gain (loss) on investments	(1,349)
Net increase from payment by affiliate (see Note B)	291,890
290,541

Increase (Decrease) in Net Assets
Resulting from Operations	$1,486,127

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,195,586	$1,011,146
Net realized gain (loss)	290,541	(2,655)

Increase (Decrease) in Net Assets
Resulting from Operations	1,486,127	1,008,491

Distributions to shareholders from
Net investment income:
Class O shares	(1,200,572)	(1,019,054)
Class B shares	(844)	(952)
Class C shares	(386)	(201)
Class T shares	--	(254)
Total distributions	(1,201,802)	(1,020,461)

Capital share transactions:
Shares sold:
Class O shares	140,052,911	143,705,548
Class B shares	2,906,708	2,793,187
Class C shares	2,197,247	1,900,362
Class T shares	--	392,379
Reinvestment of distributions:
Class O shares	1,175,352	998,865
Class B shares	723	763
Class C shares	393	242
Class T shares	--	239
Shares redeemed:
Class O shares	(138,580,477)	(175,190,218)
Class B shares	(2,989,661)	(4,723,346)
Class C shares	(1,728,413)	(2,166,337)
Class T shares	--	(1,389,531)
Total capital share transactions	3,034,783	(33,677,847)

Total Increase (Decrease) in Net Assets	3,319,108	(33,689,817)

Net Assets
Beginning of year	179,264,062	212,953,879
End of year (including undistributed net investment income
of $6,442 and $12,658, respectively)	$182,583,170	$179,264,062

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2004	2003
Shares sold:
Class O shares	140,052,902	143,705,534
Class B shares	2,906,708	2,793,187
Class C shares	2,197,247	1,900,362
Class T shares	--	392,379
Reinvestment of distributions:
Class O shares	1,175,352	998,865
Class B shares	723	763
Class C shares	393	242
Class T shares	--	239
Shares redeemed:
Class O shares	(138,580,477)	(175,190,218)
Class B shares	(2,989,661)	(4,723,346)
Class C shares	(1,728,413)	(2,166,337)
Class T shares	--	(1,389,531)
Total capital share activity	3,034,774	(33,677,861)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. A fourth class of shares (Class T) ceased operations on May 23, 2003. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan. Class T shares were sold to investors with brokerage accounts at The Advisors Group, Inc. Class T shares were sold with no front-end sales charge at the time of purchase and no back-end load when they were redeemed, and were subject to Distribution Plan expenses.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $79,956 was payable at year end.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2005. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement. In addition, the Advisor voluntarily reimbursed expenses during the year ended December 31, 2004 for Class B and Class C to maintain a yield.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $38,951 was payable at year end. For the year ended December 31, 2004, CASC waived $3,651, $64, and $28 of its fee in Class O, Class B, and Class C, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $3,772 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $136,964 for the year ended December 31, 2004. Under terms of the agreement, $16,344 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

Note C -- Investment Activity

The cost of investments owned at December 31, 2004 for federal income tax purposes was $182,750,896. Net realized capital loss carryforward for federal income tax purposes of $1,349 at December 31, 2004 maybe utilized to offset future gains until expiration in December 2012.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

	2004	2003
Ordinary income	$1,201,802	$1,020,461
Total	$1,201,802	$1,020,461

As of December 31, 2004, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$6,442
Capital loss carryforward	(1,349)
Total	$5,093

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of the capital contribution from the Advisor.

Accumulated net realized gain (loss)	($289,235)
Paid in capital	289,235

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2004, purchases and sales transactions were $724,850,000 and $717,425,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004.

For the year ended December 31, 2004, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$41,527	2.01%	$2,040,947	November 2004

Financial Highlights

	Years Ended
	December 31,	December 31,
Class O Shares	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.007	.005
Distributions from
Net investment income	(.007)	(.005)
Net asset value, ending	$1.00	$1.00

Total return*	0.66%#	0.52%
Ratios to average net assets: A
Net investment income	.65%	.53%
Total expenses	.78%	.78%
Expenses before offsets	.77%	.78%
Net expenses	.77%	.77%
Net assets, ending (in thousands)	$178,215	$175,282

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	034.056
Distributions from
Net investment income	(.012)	(.034)	(.056)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.19%	3.45%	5.71%
Ratios to average net assets: A
Net investment income	1.18%	3.39%	5.55%
Total expenses	.75%	.77%	.77%
Expenses before offsets	.75%	.77%	.77%
Net expenses	.75%	.76%	.75%
Net assets, ending (in thousands)	$205,780	$227,259	$223,437

See notes to financial statements.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class B Shares	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	**	**
Distributions from
Net investment income	**	**
Net asset value, ending	$1.00	$1.00

Total return*	.03%	.02%
Ratios to average net assets: A
Net investment income	.03%	.01%
Total expenses	2.30%	2.14%
Expenses before offsets	1.42%	1.30%
Net expenses	1.41%	1.30%
Net assets, ending (in thousands)	$2,862	$2,944

		Years Ended
	December 31	December 31,	December 31,
Class B Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.06%	2.15%	4.38%
Ratios to average net assets: A
Net investment income	.09%	1.57%	4.33%
Total expenses	2.17%	3.27%	5.83%
Expenses before offsets	1.78%	2.01%	2.07%
Net expenses	1.78%	2.00%	2.00%
Net assets, ending (in thousands)	$4,874	$1,898	$394

See notes to financial statements.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class C Shares	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	**	**
Distributions from
Net investment income	**	**
Net asset value, ending	$1.00	$1.00

Total return*	.03%	.02%
Ratios to average net assets: A
Net investment income (loss)	.03%	(.02%)
Total expenses	2.70%	2.65%
Expenses before offsets	1.43%	1.33%
Net expenses	1.43%	1.33%
Net assets, ending (in thousands)	$1,506	$1,038

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.08%	2.18%	4.39%
Ratios to average net assets: A
Net investment income	.11%	1.82%	4.25%
Total expenses	2.72%	3.16%	3.60%
Expenses before offsets	1.80%	2.03%	2.03%
Net expenses	1.79%	2.00%	2.00%
Net assets, ending (in thousands)	$1,303	$1,737	$449

See notes to financial statements.

Financial Highlights

		Periods Ended
	May 23,	December 31,	December 31,
Class T Shares	2003##	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.010	.032
Distributions from
Net investment income	**	(.010)	(.032)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.03%	.99%	3.28%
Ratios to average net assets: A
Net investment income	.38% (a)	1.05%	3.29%
Total expenses	1.06% (a)	.93%	.93%
Expenses before offsets	1.06% (a)	.93%	.93%
Net expenses	1.06% (a)	.92%	.92%
Net assets, ending (in thousands)	$0	$996	$93,274

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999(z)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.05	.035
Distributions from
Net investment income	(.05)	(.035)
Net asset value, ending	$1.00	$1.00

Total return*	5.54%	3.59%
Ratios to average net assets: A
Net investment income	5.40%	4.29%(a)
Total expenses	.93%	.95%(a)
Expenses before offsets	.93%	.95%(a)
Net expenses	.91%	.94%(a)
Net assets, ending (in thousands)	$98,720	$100,778

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# The payment by affiliate (see Note B of Notes to Financial Statements) is not available for distribution and therefore does not affect total return.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

(a) Annualized.

(z) From March 1, 1999 inception.

## Class T ceased operations on May 23, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
	$	%*	$	% *
(a) Audit Fees	$13,200	0%	$13,750	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,200	0%	$2,310	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$15,400	0%	$16,060	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
$	%*	$	%*
$66,000	0%	$11,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 8, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: March 3, 2005

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: March 4, 2005